Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2022
Intangible assets and goodwill [abstract]
Intangible Assets and Goodwill

NOTE 7. INTANGIBLE ASSETS AND GOODWILL
As of December 31, 2022 and 2021, Intangible assets and Goodwill consisted of the following:

($ in thousands)	Customer Relation-ships	Trade Names	Permit Application Costs	Licenses	Other Intangibles (a)	Goodwill	Total
Cost
Balance at January 1, 2021	$70,529	$39,700	$8,752	$89,347	$6,390	$450,569	$665,287
Additions	—	—	3,169	—	3,002	—	6,171
Additions from acquisitions	24,250	1,400	—	317,200	1,151	212,140	556,141
Impairment	(62,900)	(39,000)	—	—	(3,783)	(215,551)	(321,234)
Measurement period adjustments	—	—	—	(2,240)	—	(391)	(2,631)
Disposals	—	—	—	—	(476)	—	(476)
Balance at December 31, 2021	$31,879	$2,100	$11,921	$404,307	$6,284	$446,767	$903,258
Additions	—	—	3,106	—	—	—	3,106
Impairment	—	—	—	(21,800)	—	(117,024)	(138,824)
Measurement period adjustments	—	—	—	(1,000)	—	812	(188)
Balance at December 31, 2022	$31,879	$2,100	$15,027	$381,507	$6,284	$330,555	$767,352

Accumulated amortization
Balance at January 1, 2021	$(5,129)	$(3,970)	$(7,118)	$—	$(2,960)	$—	$(19,177)
Amortization	932	3,275	(3,330)	—	(642)	—	235
Disposals	—	—	—	—	95	—	95
Balance at December 31, 2021	(4,197)	(695)	(10,448)	—	(3,507)	—	$(18,847)
Amortization	(3,930)	(915)	(3,449)	—	(2,066)	—	(10,360)
Disposals	—	—	—	—	—	—	—
Balance at December 31, 2022	$(8,127)	$(1,610)	$(13,897)	$—	$(5,573)	$—	$(29,207)

Net book value
December 31, 2021	$27,682	$1,405	$1,473	$404,307	$2,777	$446,767	$884,411
December 31, 2022	$23,752	$490	$1,130	$381,507	$711	$330,555	$738,145
(a) Other Intangibles includes non-compete agreements, non-solicitation agreements and related amortization.
License intangible assets of $nil and $317.2 million were acquired from business combinations during the years ended December 31, 2022 and 2021, respectively and are classified as indefinite-lived intangible assets as the Company cannot continue as a going concern without such licenses. See Note 10 for additional details.
Amortization of $10.4 million and $15.3 million was recorded for the years ended December 31, 2022 and 2021, respectively, of which $6.9 million and $12.8 million, respectively, of amortization expense, is included in Selling, general and administrative expenses, with the remainder of $3.5 million and $2.5 million, respectively, recorded in Cost of goods sold and ending inventory. During the year ended December 31, 2021, the Company recorded an adjustment to accumulated amortization of $15.7 million as part of the impairment write-down of the trade names and customer relationship intangibles, which is discussed below.

During 2021, the Company mutually terminated the agreement for exclusive distribution rights with a third-party vendor which resulted in the impairment of the remaining net book value of the market-related intangible of $0.8 million. Management determined that the Company’s decision to reduce third-party distribution in California was an indicator of impairment for associated assets. Certain trade names and customer relationship intangibles with remaining net book values of $32.2 million and $57.1 million, respectively, were determined to be fully impaired due to updated cash flow projections associated with these assets. Additionally, $215.6 million in goodwill impairment was recorded to the California reporting unit during the twelve months ended December 31, 2021.
During the twelve months ended December 31, 2022, the Company recorded impairment to goodwill and indefinite-lived intangible assets related to the following:
•In the fourth quarter of 2022, Management committed to a plan to restructure certain operations and activities within the California reporting unit. It was determined that this was an indicator of impairment for associated assets. $89.5 million in goodwill impairment was recorded to the California reporting unit during the twelve months ended December 31, 2022.
•During the annual impairment assessment, which is described below, Management determined it is more likely than not that the Arizona, Massachusetts and Maryland reporting units carrying values exceed their fair value due to updated forecasts and projections for those reporting units. $10.1 million and $0.9 million in goodwill impairment was recorded to the Arizona and Maryland reporting units, respectively, during the twelve months ended December 31, 2022. $16.5 million and $21.8 million of goodwill and indefinite-lived intangible impairment, respectively, was recorded to the Massachusetts reporting unit during the twelve months ended December 31, 2022.

Annual impairment testing involves determining the fair value, or recoverable amount, of the reporting units to which goodwill and indefinite-lived intangible assets are allocated and comparing this to the carrying value of the reporting units. The measurement of the recoverable amount of each reporting unit was calculated based on the higher of the reporting unit’s fair value less costs to sell or value in use, which are Level 3 measurements within the fair value hierarchy.

The calculation of each of the recoverable amounts based on discounting the future cash flows (value in use) was based on the following key assumptions:
•Cash flows were projected based on the Company’s long-term business plan for each reporting unit. Cash flows beyond the long-term business plan were projected to grow at a perpetual growth rate, which was estimated to be 3% in most cases.
•Discount rates applied in determining the recoverable amount of the reporting units noted above range between 12.5% and 17.5% based on the pre-tax weighted average cost of capital of each reporting unit and other peers in the industry. The values assigned to the key assumptions represent Management’s assessment of future trends in the industries in which the reporting units operate and are based on both external and internal sources and historical trend data.
The Company believes a reasonable increase or decrease in the discount rates or perpetual growth rates used in the analysis would not cause the recoverable amount to decrease below the carrying value.
As of December 31, 2022 and 2021, ending inventory includes $1.6 million and $1.1 million of capitalized amortization, respectively. For the years ended December 31, 2022 and 2021, $2.9 million and $2.4 million, respectively, of amortization expense was recorded to Cost of goods sold, which includes $1.1 million and $1.0 million, respectively, related to amortization capitalized to inventory in prior years.
The following table outlines the estimated annual amortization expense related to intangible assets as of December 31, 2022:

($ in thousands)	Estimated Amortization
2023	$5,776
2024	4,282
2025	4,093
2026	3,968
2027	3,271
Thereafter	4,693
Total estimated amortization	$26,083